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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 7, 2004
                                                         ----------------

                         ANDREA ELECTRONICS CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)

         New York                        1-4324               11-0482020
         --------                       --------              ----------
(State or other Jurisdiction of       (Commission            (IRS Employer
incorporation or organization)        File Number)          Identification No.)

                 45 Melville Park Road, Melville, New York 11747
                 -----------------------------------------------
                    (Address of principal executive offices)

                                 (631) 719-1800
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            --------------------------------------------------------------------
            APPOINTMENT OF PRINCIPAL OFFICERS.
            ---------------------------------

    (b) On December 7, 2004, Andrea Electronics Corporation (the "Company") received notice from director Scott M. Koondel that effective December 10, 2004, Mr. Koondel will be resigning from the Board of Directors of the Company.

         In addition, on December 8, 2004, the Company received notice from director John R. Croteau that effective December 10, 2004, Mr. Croteau will be resigning from the Board of Directors of the Company.

         The press release announcing the resignations is furnished as Exhibit 99.1.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

    (c)     Exhibits

            Number            Description
            ------            -----------

            99.1              Press Release Dated December 10, 2004


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ANDREA ELECTRONICS CORPORATION


Dated: December 10, 2004           By:/s/ Corisa L. Guiffre
                                      ------------------------------------------
                                      Corisa L. Guiffre
                                      Vice President and Chief Financial Officer




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                                  EXHIBIT INDEX
                                  -------------


Exhibit                 Description
-------                 -----------

99.1                    Press Release, dated December 10, 2004